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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-75870), Form S-8 (No. 333-05645) and on Form S-8 (No. 333-52955) of PetroCorp Incorporated of our report dated March 9, 2001, relating to the audited financial statements, which appear in this Annual Report of PetroCorp Incorporated on Form 10-K/A for the year ended December 31, 2000.

                                          PricewaterhouseCoopers LLP

Tulsa, Oklahoma

March 26, 2001